--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   PRINCIPAL
                                  RETURN FUND
                            SECURITY AND GROWTH FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | SEMI-ANNUAL REPORT | MAY 31, 2002

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(SM)

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

Dear Shareholder,

            [PHOTO OMITTED]            [PHOTO OMITTED]

            HEATH B.                   JOHN G.
            MCLENDON                   GOODE

            Chairman                   Vice President and
                                       Investment Officer

We are pleased to present the semi-annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the period ended May 31, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

During the six months ended May 31, 2002, the Fund's net asset value per share, without sales charges, returned negative 2.87% versus 6.46% for the Russell 2000 Index(1) and 1.82% for the Lehman Brothers Intermediate Term Government Bond Index.(2) At the end of May, approximately 55% of the Fund's assets were invested in common stocks, 43% was in zero coupon Treasuries maturing in August 2005, and approximately 2% was in cash. Cash as a percentage of common stock segment was approximately 12%.

The composition of the Fund's common stock holdings included 25.5% in larger companies with a market capitalization of greater than $10 billion, 38.7% in mid-cap companies with capitalizations between $2-$10 billion, and 35.8% in smaller companies with capitalizations below $2 billion. This emphasis on smaller and mid-cap companies is consistent with the Fund's investment charter as well as the fact that smaller companies have been, generally, performing better than larger ones since March 2000.(3)

We believe the true test of a fund manager is how well he or she performs over the course of a market cycle. We have chosen the period since the end of 1998 through May 2002, a period of 3 years and 5 months, to profile the Fund's performance during both rising and declining markets. Cumulative returns for the Fund over this period show a positive return of 71.1% versus negative 9.3% and

----------
(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(2) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. Please note that an investor cannot invest directly in an index.
(3)   Source: Lipper Inc.


    1   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders
negative 6.3% respectively for the S&P 500 Index(4) and the Russell 3000 Index.(5) On an average annual basis, the Fund has appreciated 17.0% versus negative 2.8% for the S&P 500 Index and negative 1.9% for the Russell 3000 Index.(6)

We have chosen the S&P 500 Index and the Russell 3000 Index for purposes of this comparison since we believe these indices are broadly representative of the overall U.S. equity markets. The Fund's performance during the period covered by this report versus its assigned benchmarks - the Russell 2000 Index and the Lehman Brothers Intermediate Term Government Bond Index - is located later in this report.

                     Security & Growth Fund(7)          S&P 500 Index            Russell 3000 Index

    Time Period      Cumulative     Annualized    Cumulative    Annualized    Cumulative    Annualized
======================================================================================================
12/31/98 - 3/31/00      44.7%         34.5%          23.8%         18.6%         26.4%         20.6%

 3/31/00 - 5/31/02      18.3%          8.1%         -26.8%        -13.4%        -25.9%        -12.9%

12/31/98 - 5/31/02      71.1%         17.0%          -9.3%         -2.8%         -6.3%         -1.9%

Investment Objective

The Fund invests sufficient amounts in zero coupon U.S. Treasury securities to provide a return of the shareholder's original investment (including sales charges) by the Fund's maturity date at August 31, 2005. The remaining assets of the Fund are invested in common stocks to seek long-term appreciation of capital.

----------
(4) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5) Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
(6) Please remember past performance is no guarantee of future results. The Fund's performance may be more or less over longer or shorter periods, as well as during rising and declining market cycles similar to the examples shown.
(7) Without sales charges the Fund returned -6.46%, 12.41% and 12.10% for the one-, five- and since inception (March 30, 1995) periods, respectively, ended May 31, 2002. Including the 4.00% maximum front-end sales charge, the Fund returned 11.46% since inception through May 31, 2002. Please note that sales charges were imposed only during the initial offering period. Average annual total return assumes the reinvestment of dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. Because of market volatility, returns cited may be higher or lower than current returns.


    2   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

Market & Economic Conditions--Their influence on Fund Performance

The overall market rebounded sharply after September 21st of last year in the wake of the terrorist attacks on September 11th. A sharply oversold market (late September) rather quickly went back to levels approximating pre-September 11th values. In December, Enron declared bankruptcy and the issue of accounting irregularities became a major focus. Bear Markets purge the excesses of the previous Bull Markets and one of the first to be dealt with was the excessive valuations for many companies. Liberal accounting was another of the excesses of the 1990's Bull Market. Company after company has had to deal with this issue in recent months, which has caused the stock market to remain under pressure.

There is another consequence of the speculative bubble several years ago that has weighed on the stock market, even though it appears the economy is recovering. In the 1999-early 2000 time period, certain aspects central to capitalism were severely challenged. Raising capital, on balance, should reward business opportunities that have very good long-term return possibilities. In other words, capitalism requires that capital be allocated efficiently. Several years ago, by some accounts up to $2 trillion dollars was raised for Internet and other companies with poor business prospects. Much of the $2 trillion dollars was lost when the markets declined, reflecting the fact that many were little more than concepts or there were just too many companies created in some business segments for many to survive. The effect on our economy was much the same as if we went out to the nearest street corner and began burning $2 trillion of cash!

This is important because a broader definition of the nation's money supply would include financial assets that are used to purchase capital assets. If the latter become worthless, there is a clear economic drag on the economy, one we are still feeling today. No wonder short-term interest rates are at a 50 year low.

Investment Strategies Employed

This has been a market in which it has paid to be diversified. We have held 50 or more positions, spread across the various economic sectors, so that no one company should have a large adverse effect on performance. As indicated, nearly 75% of assets have been in small and mid-cap sectors that have held up better than larger companies in the last 6-12 months. Not everything we have done has been defensive, because weaker markets open up interesting opportunities.

We have built our holdings in small and mid-cap technology up to about 22% of our equity holdings. This direction is consistent with our longer-term approach to investing in the area. We believe that technology stocks are higher risk investments that should be "rented" on a 3-5 year basis rather than put away for one's


    3   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders
grandchildren. The following chart demonstrates that while cumulative knowledge (the straight line) in the technology industry increases over time, the company winners and losers can change rather rapidly and there is high volatility over the course of the technology or market cycle.

                               Technology Trends*

                               [GRAPHIC OMITTED]

Source: Davis Skaggs Research

* This trend is a hypothetical for illustrative purpose only and is not a guarantee of past or future performance. The chart does not represent the performance of any investment vehicle. It does not take into account the year-to-year volatility that is commonly seen in the equity markets.

We believe there is a 3-5 year technology cycle. The proper approach, in our opinion, is to buy when the stocks are down sharply and enthusiasm is at a low ebb. Conversely, when everyone wants to get into technology and the stocks have appreciated substantially, we try to adopt a "technology free diet" such as in early 2000. That earlier decision is one reason the Fund has had positive absolute and relative returns in the last few years.

In technology, we believe the best returns will be in companies with market capitalizations less than $10 billion.


    4   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

Market Outlook

As this six-month report is being written, we believe the market is nearing an important bottom, much like March 2001 and September 2001. Many measures of investor sentiment are at levels consistent with a market nearing an important turning point. Market Vane's(8) bullish sentiment reading recently was at 19%, about the level of last September. The 10-day ARMS,(9) another important measure of sentiment, recently touched levels only seen in March and September of last year. The missing ingredient is a final capitulation as evidenced by market volatility measures "VIX" (NYSE)(10) and "VXN" (NASDAQ).(11) These have been moving in the right direction in recent days and could approach the extreme readings seen last March and September in a short period of time. The volatility measures for the NYSE and NASDAQ are proxies for profiling the level of investor fear or complacency. During periods when the market is under stress, fear can rise to high levels, such as witnessed last year or at the time of the Asian currency crisis in late 1998. It is our opinion that high levels of investor concern usually are associated with markets at or near important turning points.

We continue to believe the U.S. and world economies will show improvement in the next few years. Inventory levels have been reduced substantially, which means many businesses could be faced with doing some re-building, which would mean sales for their suppliers. Interest rates are low and inflation seems to be under control.

We feel the current period is one of developing opportunity. The structure of the Fund has limited the effects of a difficult market and we have taken steps to preserve assets in recent months. However, the time is nearing when it will be time to go on the offensive again. Having been in the investment business for 33 years, we believe we understand how important the investment decisions are in periods like this in generating attractive long-term returns.

----------
(8)   Merrill Lynch equity research weekly Bulls and Bears Market Vane report.
(9) The 10-day ARMS is a market indicator that shows the relationship between the number of stocks that increase or decrease in price (advancing/declining issues) and the volume associated with stocks that increase or decrease in price (advancing/declining volume).
(10) A volatility index for the Chicago Board Options Exchange known by its ticker symbol "VIX". It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. Please note that an investor cannot invest directly in an index.
(11) A volatility index on the Chicago Board Options Exchange known by its ticker symbol "VXN". The VXN is a measure of implied volatility for the NASDAQ 100 (NDX). Please note that an investor cannot invest directly in an index.


    5   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

The overall market has favored smaller companies and value stocks in the last few years. We have now reduced or eliminated the advantages that these companies had in early 2000. As such, the Fund may also find values in depressed "growth stocks" and larger companies in the period ahead.

Thank you for your investment in the Smith Barney Principal Return Fund - Security and Growth Fund. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                   /s/ John G. Goode


Heath B. McLendon                       John G. Goode
Chairman                                Vice President and
                                        Investment Officer


June 20, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.


    6   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                       Net Asset Value
                    ---------------------
                    Beginning      End       Income    Capital Gain    Total
Period Ended        of Period   of Period  Dividends  Distributions  Returns(1)+
================================================================================
5/31/02              $10.24      $ 9.40      $0.24        $0.32        (2.87)%++
--------------------------------------------------------------------------------
11/30/01               9.92       10.24       0.29         0.34         9.60
--------------------------------------------------------------------------------
11/30/00               9.56        9.92       0.39         3.40        43.74
--------------------------------------------------------------------------------
11/30/99               8.73        9.56       0.31         0.00        13.47
--------------------------------------------------------------------------------
11/30/98              10.12        8.73       0.28         0.08       (10.43)
--------------------------------------------------------------------------------
11/30/97              10.22       10.12       0.03         1.75        16.42
--------------------------------------------------------------------------------
11/30/96              10.68       10.22       0.62         0.99        11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95    9.60       10.68       0.00         0.14        12.70++
================================================================================
Total                                        $2.16        $7.02
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                 Without              With
                                            Sales Charges(1)    Sales Charges(2)
================================================================================
Six Months Ended 5/31/02++                       (2.87)%              N/A
--------------------------------------------------------------------------------
Year Ended 5/31/02                               (6.46)               N/A
--------------------------------------------------------------------------------
Five Years Ended 5/31/02                         12.41                N/A
--------------------------------------------------------------------------------
3/30/95* through 5/31/02                         12.10               11.46%
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                                                                    Without
                                                                Sales Charges(1)
================================================================================
3/30/95* through 5/31/02                                             126.82%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable only during the initial offering period.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


    7   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                  Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+

                             March 1995 -- May 2002

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                 Security and          Lehman Brothers             Russell
                 Growth Fund    Intermediate Term Gov't Index    2000 Index
                 ------------   -----------------------------    ----------
  3/30/95            9600                   10000                  10000
    11/95           10819                   10877                  11963
    11/96           12025                   11493                  13938
    11/97           14000                   12214                  17201
    11/98           12540                   13306                  16062
    11/99           14229                   13466                  18579
    11/00           20454                   14798                  19488
    11/01           22418                   16407                  20427
5/31/2002           21774                   16706                  21748

+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government Treasury and agency securities. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    8   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                 May 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 55.1%

Aerospace/Defense -- 2.1%
     42,500   Raytheon Co.*                                          $ 1,878,500
--------------------------------------------------------------------------------
Basic Materials -- 2.9%
     96,000   Allegheny Technologies, Inc.                             1,685,760
     85,500   RTI International Metals, Inc.+                            970,425
--------------------------------------------------------------------------------
                                                                       2,656,185
--------------------------------------------------------------------------------
Building/Construction -- 2.3%
     97,700   Clayton Homes, Inc.*                                     1,723,428
     35,000   Fleetwood Enterprises, Inc.*+                              363,650
--------------------------------------------------------------------------------
                                                                       2,087,078
--------------------------------------------------------------------------------
Chemicals -- 4.6%
     64,300   Engelhard Corp.                                          2,001,016
     58,700   Rohm and Haas Co.                                        2,211,816
--------------------------------------------------------------------------------
                                                                       4,212,832
--------------------------------------------------------------------------------
Consumer Products and Services -- 2.4%
    127,230   Concord Camera Corp.+                                      877,887
     25,000   The News Corp. Ltd., Sponsored ADR*                        729,500
    115,000   Qwest Communications International Inc.*+                  593,400
--------------------------------------------------------------------------------
                                                                       2,200,787
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 3.8%
    200,000   Agere Systems Inc., Class A Shares+                        624,000
     50,000   Applied Materials, Inc.+                                 1,109,000
     60,000   LSI Logic Corp.*+                                          684,000
    130,000   Solectron Corp.*+                                        1,050,400
--------------------------------------------------------------------------------
                                                                       3,467,400
--------------------------------------------------------------------------------
Energy -- 4.2%
     31,700   Anadarko Petroleum Corp.                                 1,608,775
     20,000   GlobalSantaFe Corp.                                        675,000
     75,000   Varco International, Inc.*+                              1,517,250
--------------------------------------------------------------------------------
                                                                       3,801,025
--------------------------------------------------------------------------------
Financial Services -- 5.1%
     39,100   Countrywide Credit Industries, Inc.*                     1,928,021
     40,700   Equifax Inc.                                             1,124,541
     29,300   Federal Agricultural Mortgage Corp., Class C Shares*+      908,300
     20,000   J.P. Morgan Chase & Co.                                    719,000
--------------------------------------------------------------------------------
                                                                       4,679,862
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


    9   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Healthcare -- 5.5%
     63,500   Aphton Corp.*+                                         $   495,300
     50,000   Bentley Pharmaceuticals, Inc.+                             589,000
     15,000   Bristol-Myers Squibb Co.                                   466,800
    100,000   Elan Corp. PLC, Sponsored ADR*+++                          986,000
     20,000   ICN Pharmaceuticals, Inc.*                                 560,600
    411,400   United American Healthcare Corp.+                        1,925,352
--------------------------------------------------------------------------------
                                                                       5,023,052
--------------------------------------------------------------------------------
Insurance -- 1.2%
     50,000   First American Corp.*                                    1,110,000
--------------------------------------------------------------------------------
Leisure -- 8.0%
     96,000   Callaway Golf Co.*                                       1,609,920
     85,700   Carnival Corp.*                                          2,605,280
     94,100   Hasbro, Inc.*                                            1,439,730
     78,200   Mattel, Inc.                                             1,660,968
--------------------------------------------------------------------------------
                                                                       7,315,898
--------------------------------------------------------------------------------
Technology -- 10.1%
     30,000   Adobe Systems Inc.                                       1,083,000
     38,000   Agilent Technologies, Inc.*+                             1,002,060
    270,000   Cepheid, Inc.*+                                          1,382,400
     30,000   Electronics for Imaging, Inc.+                             490,200
    100,000   Gateway, Inc.*+                                            536,000
      7,000   Honeywell International Inc.                               274,400
    122,000   Lucent Technologies Inc.*+                                 567,300
    150,000   Maxtor Corp.*+                                             795,000
    137,000   Micromuse Inc.*+                                           957,630
     20,000   Pall Corp.*                                                455,200
    140,000   RealNetworks, Inc.*+                                     1,190,000
    193,400   Telefonaktiebolaget LM Ericsson                            429,348
--------------------------------------------------------------------------------
                                                                       9,162,538
--------------------------------------------------------------------------------
Telecommunications -- 2.9%
     20,000   Mobile Telesystems, Sponsored ADR                          641,000
     25,000   Motorola, Inc.                                             399,750
     35,000   Nokia Oyj, Sponsored ADR                                   485,800
     45,500   PT Indonesian Satellite Corp. Tbk, Sponsored ADR*          610,610
     35,000   Vodafone Group PLC, Sponsored ADR*                         522,550
--------------------------------------------------------------------------------
                                                                       2,659,710
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $44,864,951)                                   50,254,867
================================================================================

                       See Notes to Financial Statements.


   10   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 2002
================================================================================

  CONTRACTS                         SECURITY                            VALUE
================================================================================
PURCHASED PUT OPTIONS+ -- 0.0%
        340   Elan Corp., PLC Sponsored ADR, Put @ $10, Expire 6/02
              (Cost -- $30,090)                                      $    25,500
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. TREASURY STRIP -- 42.7%
$44,000,000   U.S. Treasury Strip, zero coupon due 8/15/05
              (Cost -- $34,897,194)                                   38,982,108
================================================================================

REPURCHASE AGREEMENT -- 2.2%
  1,995,000   J.P. Morgan Chase & Co., 1.750% due 6/3/02; Proceeds
                at maturity -- $1,995,291; (Fully collateralized by
                U.S. Treasury Strips and Notes, 0.000% to 8.125%
                due 8/15/03 to 11/15/28; Market value -- $2,034,900)
                (Cost -- $1,995,000)                                   1,995,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $81,787,235**)                                $91,257,475
================================================================================

*     All or a portion of this security is on loan (See Note 6).
+     Non-income producing security.
++ 8,000 shares were held in escrow at May 31, 2002, to cover outstanding call options written (See Note 5).
**    Aggregate cost for Federal income tax purposes is substantially the same.

================================================================================
Schedule of Written Options (unaudited)
================================================================================

  CONTRACTS                                   EXPIRATION   STRIKE PRICE   VALUE
================================================================================
     80       Elan Corp., PLC Sponsored ADR     6/22/02       $12.50    $(1,400)
              (Premiums received-- $6,240)
================================================================================

                       See Notes to Financial Statements.


   11   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                     May 31, 2002
================================================================================

ASSETS:
   Investments, at value (Cost--$81,787,235)                          $  91,257,475
   Cash                                                                         306
   Collateral for securities on loan (Note 6)                            22,156,880
   Dividends and interest receivable                                         60,381
-----------------------------------------------------------------------------------
   Total Assets                                                         113,475,042
-----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                               22,156,880
   Distribution fees payable                                                 58,685
   Payable for Fund shares purchased                                         51,606
   Management fee payable                                                    40,703
   Written options, at value (Premiums received -- $6,240) (Note 5)           1,400
   Accrued expenses                                                          48,253
-----------------------------------------------------------------------------------
   Total Liabilities                                                     22,357,527
-----------------------------------------------------------------------------------
Total Net Assets                                                      $  91,117,515
===================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                         $       9,692
   Capital paid in excess of par value                                   82,420,016
   Undistributed net investment income                                    1,130,574
   Accumulated net realized loss from security
     transactions and options                                            (1,917,847)
   Net unrealized appreciation of investments and options                 9,475,080
-----------------------------------------------------------------------------------
Total Net Assets                                                      $  91,117,515
===================================================================================
Shares Outstanding                                                        9,691,707
-----------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                $        9.40
===================================================================================

                       See Notes to Financial Statements.


   12   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended May 31, 2002

INVESTMENT INCOME:
   Interest                                                        $  1,278,841
   Dividends                                                            330,466
   Less: Foreign withholding tax                                         (9,973)
--------------------------------------------------------------------------------
   Total Investment Income                                            1,599,334
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                              239,641
   Distribution fees (Note 2)                                           119,820
   Shareholder and system servicing fees                                 61,715
   Audit and legal                                                       20,891
   Shareholder communications                                            12,069
   Trustees' fees                                                         9,099
   Custody                                                                3,560
   Other                                                                  3,142
--------------------------------------------------------------------------------
   Total Expenses                                                       469,937
--------------------------------------------------------------------------------
Net Investment Income                                                 1,129,397
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (1,597,876)
     Options written                                                    (10,159)
     Foreign currency transactions                                        4,337
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (1,603,698)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Options:
     Beginning of period                                             11,643,887
     End of period                                                    9,475,080
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,168,807)
--------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies              (3,772,505)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (2,643,108)
================================================================================

                       See Notes to Financial Statements.


   13   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                                2002             2001
======================================================================================
OPERATIONS:
  Net investment income                                $   1,129,397    $   2,615,744
  Net realized gain (loss)                                (1,603,698)       3,040,819
  Increase (decrease) in net unrealized appreciation      (2,168,807)       3,927,296
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       (2,643,108)       9,583,859
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (2,362,497)      (2,940,407)
  Net realized gains                                      (3,107,218)      (3,400,830)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (5,469,715)      (6,341,237)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                            10,598           12,499
  Net asset value of shares issued
    for reinvestment of dividends                          5,281,435        6,127,650
  Cost of shares reacquired                               (6,468,609)     (11,309,024)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                               (1,176,576)      (5,168,875)
-------------------------------------------------------------------------------------
Decrease in Net Assets                                    (9,289,399)      (1,926,253)

NET ASSETS:
  Beginning of period                                    100,406,914      102,333,167
-------------------------------------------------------------------------------------
  End of period*                                       $  91,117,515    $ 100,406,914
======================================================================================
*  Includes undistributed net investment income of:    $   1,130,574    $   2,359,337
======================================================================================

                       See Notes to Financial Statements.


   14   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions


   15   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended May 31, 2002, the Fund paid transfer agent fees of $54,242 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. For the six months ended May 31, 2002, SSB and its affiliates received $180 in brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


   16   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,957,839
--------------------------------------------------------------------------------
Sales                                                                 19,505,435
================================================================================

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $14,935,621
Gross unrealized depreciation                                        (5,465,381)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 9,470,240
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


   17   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At May 31, 2002, the Fund held purchased put option contracts with a total cost of $30,090.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in the Fund during the six months ended May 31, 2002:

                                                        Number of
                                                        Contracts     Premiums
================================================================================
Options written, outstanding at November 30, 2001           --         $      0
Options written                                            340           25,336
Options cancelled in closing purchase transactions        (260)         (19,096)
--------------------------------------------------------------------------------
Options written, outstanding at May 31, 2002                80         $  6,240
================================================================================


   18   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2002, the Fund loaned stocks having a market value of $21,030,116. The Fund received cash collateral amounting to $22,156,880 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Fund from securities lending for the six months ended May 31, 2002 was $6,491.

7. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                    Six Months Ended           Year Ended
                                      May 31, 2002          November 30, 2001
================================================================================
Shares sold                                1,090                    1,214
Shares issued on reinvestment            545,040                  592,427
Shares reacquired                       (663,831)              (1,099,684)
--------------------------------------------------------------------------------
Net Decrease                            (117,701)                (506,043)
================================================================================


   19   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

                                        2002(1)         2001         2000         1999         1998         1997
==================================================================================================================
Net Asset Value,
Beginning of Period                   $  10.24       $   9.92     $   9.56     $   8.73     $  10.12     $  10.22
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.12           0.27         0.30         0.36         0.32         0.28
  Net realized and unrealized
    gain (loss)                          (0.40)          0.68         3.85         0.78        (1.35)        1.40
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.28)          0.95         4.15         1.14        (1.03)        1.68
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.24)         (0.29)       (0.39)       (0.31)       (0.28)       (0.03)
  Net realized gains                     (0.32)         (0.34)       (3.40)          --        (0.08)       (1.75)
------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.56)         (0.63)       (3.79)       (0.31)       (0.36)       (1.78)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   9.40       $  10.24     $   9.92     $   9.56     $   8.73     $  10.12
------------------------------------------------------------------------------------------------------------------
Total Return                             (2.87)%++       9.60%       43.74%       13.47%      (10.43)%      16.42%
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)            $     91       $    100     $    102     $     89     $    123     $    204
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.97%+         0.97%        0.96%        0.92%        0.94%        0.92%
  Net investment income                   2.33+          2.49         2.91         3.23         2.88         2.62
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     11%            54%          55%          31%          23%          20%
==================================================================================================================

(1)   For the six months ended May 31, 2002 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


   20   Security and Growth Fund | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SECURITY AND
GROWTH FUND
--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken
Frank Hubbard
Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

R. Jay Gerken
Executive Vice
President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

John G. Goode
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Security and Growth Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SECURITY AND GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0951 7/02

--------------------------------------------------------------------------------